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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                            LUCENT TECHNOLOGIES INC.
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
Lucent Technologies Inc. issued the following press release on August 28, 2006:


NEWS RELEASE                            [LUCENT TECHNOLOGIES][GRAPHIC OMITTED]

Janeann Bann                                             KPN Press Office
Lucent Technologies  - The Netherlands                   +31 70 4466300
+31 35 687 2520  (office)
+31 6 2336 793 (mobile)
bann@lucent.com

Martina Grueger-Buehs
Lucent Technologies - Europe
+49 228 243 1230 (office)
+49 160 74 36 223 (mobile)
grueger@lucent.com

Rich Teplitsky
Lucent Technologies - US
+1 908 582 5700 (office)
+1 908 797 4298 (mobile)
rteplitsky@lucent.com


KPN SELECTS LUCENT TECHNOLOGIES AS PRIME INTEGRATOR FOR
ALL IP NEXT GENERATION NETWORK

LUCENT WILL DEPLOY, INTEGRATE AND MIGRATE KPN'S NEXT GENERATION NETWORK TO SUPPORT HIGH-SPEED ACCESS, VOICE AND IP-BASED MULTIMEDIA SERVICES

FOR RELEASE: MONDAY, AUGUST 28, 2006
         HILVERSUM, THE NETHERLANDS - Lucent Technologies (NYSE:LU) today announced that it has signed a network integration and program management contract with KPN to manage the deployment and integration of KPN's All IP Next Generation Network (NGN), based on IP Multimedia Subsystem (IMS) service architecture. As part of the agreement Lucent will take responsibilities in the migration of KPN's existing services and customers to the new All IP network to meet KPN's announced marketing objectives.
         KPN's All IP network will be deployed across The Netherlands and will support the introduction of new advanced "triple play" multimedia services, while meeting a targeted multi hundred million annual cost savings by the year 2010.
         KPN has earlier announced that it will be spending between Euros 1 to
1.5 billion on its All IP program. Following the successful migration of customers and services, the legacy networks and buildings will be phased out.
                                     -more-

          "We have given the prime multi-vendor integration role to Lucent because of its intimate knowledge of the KPN network and proven multi-vendor services capabilities," said Eelco Blok, Board Member of KPN and responsible for the Fixed Division.
          "This is one of the world's first major Network Transformation projects that includes a transition of legacy voice services to a next generation broadband IMS based network, and also includes a major overhaul of the access network," said John Meyer, President, Lucent Sales and Services organisation. "This agreement is a strong endorsement of our ability to help customers transform their networks and of Lucent's strength as a provider of managed and professional services."
          In support of KPN's network transformation, Lucent will be establishing a new Next Generation Network Transformation Global Center of Excellence (CoE) in The Netherlands to deliver services focused on complex network migration challenges. The center will serve KPN and future customers as the starting point for planning and coordinating Network Transformation and Migration projects. The CoE will utilize local and virtual support, and will include a fully functional next generation equipment laboratory. The center will also provide hands-on training, and help support the creation of methods, procedures and best practices for network transformation and migration operations.
         Under the Network Transformation award Lucent will provide KPN with program management, network design and planning, integration, and migration services, as well as security, network and process redesign consultancy services for both the network infrastructure and the related IT systems. The contract also includes access to the innovations being developed for All IP networks by Lucent's innovation arm, Bell Labs.

ABOUT LUCENT TECHNOLOGIES
         Lucent Technologies designs and delivers the systems, services and software that drive next-generation communications networks. Supported by Bell Labs research and development, Lucent uses its strengths in mobility, optical, software, data and voice networking technologies, as well as services, to create new revenue-generating opportunities for its customers, while enabling them to quickly deploy and better manage their networks. Lucent's customer base includes communications service providers, governments and enterprises worldwide. For more information on Lucent Technologies, which has headquarters in Murray Hill, N.J., USA, visit WWW.LUCENT.COM.

                                     -more-

ABOUT KPN
         KPN offers telecommunication services to both consumers and businesses. The core activities are telephony, Internet and television services in the Netherlands, mobile telecom services in Germany, the Netherlands and Belgium and data services in Western Europe. KPN is market leader in the major segments of the Dutch telecom market and is actively growing market share in the new IP and DSL markets. Through E-Plus and BASE, KPN occupies a strong position in the mobile markets in Germany and Belgium respectively.
         As of June 30, 2006, KPN's 28,536 employees (26,033 FTEs) served 6.4 million fixed-line subscribers and 2.3 million Internet customers in the Netherlands as well as 22,2 million mobile customers in Germany, the Netherlands and Belgium. KPN was privatized in 1989. KPN's shares are listed on the stock exchanges in Amsterdam, New York, London and Frankfurt. More information about KPN can be found at kpn.com.
                                                                 # # #


SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This document contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's annual report on Form 10-K for the year ended September 30, 2005 and quarterly reports on Form 10-Q for the periods ended December 31, 2005 and March 31, 2006 and Alcatel's annual report on Form 20-F for the year ended December 31, 2005, as amended, as well as other filings by Lucent and Alcatel with the U.S. Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

WHERE TO FIND ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transaction between Lucent and Alcatel, Alcatel has filed a registration statement on Form F-4 (File no. 33-133919) (the "Form F-4"), which includes a definitive proxy statement/prospectus, dated August 4, 2006, relating to the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F-6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/prospectus contain important information about Lucent, Alcatel, the proposed transaction and related matters. Investors and security holders may obtain free copies of the documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Lucent and Alcatel by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.